LEASES	12 Months Ended
Dec. 28, 2013
LEASES [Abstract]
LEASES
G.	LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years.  We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years.  We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years.  Future minimum payments under non-cancelable operating leases on December 28, 2013 are as follows (in thousands):

Operating
Leases
2014	$4,235
2015	2,115
2016	1,384
2017	976
2018	884
Thereafter	564
Total minimum lease payments	$10,158

Rent expense was approximately $5.2 million, $6.9 million, and $9.6 million in 2013, 2012, and 2011, respectively.